SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

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                        Van Eck Worldwide Insurance Trust
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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                        VAN ECK WORLDWIDE INSURANCE TRUST
                         WORLDWIDE ABSOLUTE RETURN FUND

                                 99 Park Avenue
                            New York, New York 10016

April 2, 2007

Dear Shareholders:

We are pleased to notify you of a change involving a subadvisor for the Worldwide Absolute Return Fund, a series of the Van Eck Worldwide Insurance Trust (the "Trust"). Specifically, the Board of Trustees of the Trust (the "Board") has approved a new subadvisory agreement between Van Eck Associates Corporation, the Fund's investment adviser, and Lazard Asset Management, LLC ("Lazard").

Enclosed you will find an Information Statement that provides you with information about Lazard and discusses the terms of, and the Board's considerations in approving, the subadvisory agreement.






                                       Sincerely yours,

                                       /s/ Keith J. Carlson
                                       --------------------
                                       Keith J. Carlson
                                       Chief Executive Officer and President
                                       Van Eck Worldwide Insurance Trust

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                        VAN ECK WORLDWIDE INSURANCE TRUST
                         WORLDWIDE ABSOLUTE RETURN FUND

                                 99 Park Avenue
                            New York, New York 10016

                              INFORMATION STATEMENT

                                 April 2, 2007

This Information Statement provides information regarding a new subadviser for Worldwide Absolute Return Fund (the "Fund"), a portfolio series of the Van Eck Worldwide Insurance Trust (the "Trust").

On December 6, 2006, the Board of Trustees of the Trust (the "Board"), comprised solely of Trustees who are not "interested persons" of the Trust or any of its series (the "Independent Trustees"), authorized Van Eck Associates Corporation, the Trust's investment adviser (the "Adviser") to enter into a subadvisory agreement with Lazard Asset Management LLC ("LAM"). The Adviser entered into the subadvisory agreement with LAM on December 26, 2006.

This Information Statement provides information about LAM, and discusses the terms of, and the Board's considerations in approving, the subadvisory agreement with LAM. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (the "Exemptive Order") issued by the Securities and Exchange Commission ("SEC"), under which the Adviser is permitted, subject to supervision and approval of the Board, to enter into and materially amend subadvisory agreements without seeking shareholder approval. As a condition of the Exemptive Order, the Trust is required to furnish shareholders with information about new subadvisers and/or changes to the existing subadvisory agreements.

THIS INFORMATION STATEMENT DOES NOT RELATE TO A MEETING OF THE FUND'S SHAREHOLDERS OR TO ANY ACTION BY SHAREHOLDERS. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                   BACKGROUND

The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust currently consists of five separate portfolio series. In addition to the Fund, the Trust consists of the following series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund. Shares of the Fund and the other series of the Trust are offered only through separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies.

The Fund seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund pursues its objective by utilizing a "manager of managers" investment approach. To

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manage the Fund's assets, the Adviser selects (subject to approval by the Board)
multiple investment subadvisers with experience in managing absolute return strategies for various investment accounts, including registered investment companies and private investment funds (commonly known as "hedge funds"). The Adviser determines the allocation of the Fund's assets among the subadvisers, and is responsible for overseeing and monitoring the subadvisers. Each subadviser in turn is responsible for the day-to-day management of the Fund's assets allocated to the subadviser by the Adviser. For providing services to the Fund under a subadvisory agreement, each active subadviser receives a fee from the Adviser, which is paid from the advisory fees the Fund pays the Adviser. The fee paid to each subadviser is separately negotiated and, therefore, may differ from one subadviser to another. In addition, certain negotiated fee schedules may be based on the asset levels in a given subadviser's portfolio allocation. These asset levels may vary depending upon market activity, the Fund's net assets, and the allocation decisions of the Adviser. Changes to the array of approved subadvisers and/or the allocation of Fund assets among the approved subadvisers will not increase the fees paid by the Fund or its shareholders, although it may affect the amount of the fees retained by the Adviser.

The Fund may also invest in other open end and closed end funds and exchange traded funds ("ETFs"), including up to 5% of the Fund's net assets in funds and ETFs that are sponsored or advised by the Adviser and/or its affiliates, subject to applicable limitations under the Investment Company Act of 1940 (the "1940 Act"). The Fund is currently seeking a regulatory exemption that would allow the Fund to invest in other investment companies that employ various absolute return strategies without being subject to the limitations of the 1940 Act.

Prior to December 13, 2006, the Fund had investment subadvisory agreements with five subadvisers: Analytic Investors, Inc. ("Analytic"), AXA Rosenberg Investment Management LLC, Gartmore Mutual Fund Capital Trust ("Gartmore," formerly Coda Capital Management LLC), Martingale Asset Management, L.P. and PanAgora Asset Management, Inc. Due to minimum investment requirements of the various subadvisers, at December 13, 2006, only Analytic and Gartmore were actively managing a portion of the Fund's assets. Effective December 13, 2006, the subadvisory agreement with Gartmore was terminated by the Adviser because of substantial changes to Gartmore's investment team and investment strategy.

In anticipation of the termination of Gartmore, which action would result in there being only one active subadviser for the Fund, and as a result of the minimum investment requirements of the Fund's other approved subadvisers, the Adviser sought to identify and hire an additional subadviser to manage a portion of the Fund's assets. Based on the Adviser's review of potential candidates, the Adviser recommended that the Board approve LAM as a subadviser to the Fund to manage a portion of the assets of the Fund according to LAM's global asset allocation strategy. The "Information about the New Subadviser" section below provides more information about LAM and the global asset allocation investment strategy.

At a meeting in person on December 6, 2006, the Board received reports from the Adviser relating to the Fund's overall investment strategy and process, the Fund's performance history as compared to relevant benchmark indices and performance composites, and the organization, personnel and investment operations of Analytic. The Board also received a presentation from representatives of LAM with respect to LAM's organization, investment personnel, and investment philosophy and techniques. After discussion and consultation by the Board with its

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independent counsel, the Board voted to authorize the appointment of LAM as a subadviser of the Fund and to approve the proposed form of subadvisory agreement with LAM. The "Board Consideration" section below discusses in more detail the factors considered by the Board in approving the new subadvisory agreement with LAM.

Effective December 26, 2006, the Adviser entered into a subadvisory agreement with LAM and LAM began to manage a portion of the assets of the Fund. As of the date of this Information Statement, LAM manages approximately $2 million of the Fund's assets.

                      INFORMATION ABOUT THE NEW SUBADVISER

GENERAL

LAM is a subsidiary of Lazard Freres & Co., LLC, a global investment bank. LAM is an investment adviser registered with the SEC and manages investments for corporations, endowments, public and private pension funds, individuals and mutual funds, with $97.7 billion in assets under management as of December 30, 2006. LAM is located at 30 Rockefeller Plaza, New York, NY 10112.

INVESTMENT STRATEGY

LAM's global asset allocation strategy seeks to take advantage of broad capital market opportunities on both a long and short basis. LAM will seek to implement this strategy by investing primarily in ETFs and closed-end funds.

LAM currently does not utilize its global asset allocation strategy in the capacity of investment adviser for any other registered investment company.

COMPENSATION

Under the subadvisory agreement between the Adviser and LAM, the Adviser is responsible for all fees payable to LAM for its services as a subadviser of the Fund. The Fund is not responsible for the payment of any portion of such fee. Accordingly, the appointment of LAM as a subadviser to the Fund does not affect the fees paid or expenses incurred by the Fund or its shareholders.

TERMS OF THE SUBADVISORY AGREEMENT

The terms and conditions of the subadvisory agreement with LAM are substantially similar to those of each existing subadvisory agreement with the Fund's other subadvisers, except that the fee rate to be paid to LAM under the subadvisory agreement may differ from the fee rate charged by the other current subadvisers pursuant to their respective subadvisory agreements. A copy of the subadvisory agreement with LAM is attached as EXHIBIT A to this Information Statement.

Generally, under the Fund's subadvisory agreements, each subadviser is responsible, with respect to the Fund's assets allocated to a subadviser ("the Allocated Assets"), for:

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


   o providing an investment program for the Allocated Assets in consultation with, and subject to the overall supervision and review of, the Board and the Adviser, and in accordance with the Fund's investment objectives, policies and restrictions, and with the Fund's articles of incorporation, bylaws, and prospectus;

   o providing the office space, facilities and equipment required for managing the Allocated Assets;

   o placing orders to purchase and sell investments and selecting brokers and seeking the best overall terms available for such transactions;

   o  maintaining books and records on portfolio transactions;

   o  providing transactional information to the Fund's custodian;

   o providing records and reports to the Adviser and the Fund's Board as necessary; and

   o  maintaining compliance policies and procedures.

PRINCIPAL OFFICERS OF THE NEW SUBADVISER

The principal executive officers of LAM and their principal occupations are listed in the table below:

NAME                         TITLE
Ashish Bhutani               Director and Chief Executive Officer
Gerald B. Mazzari            Chief Operating Officer
Nathan A. Paul               General Counsel
Charles G. Ward              Director
Bruce J. Wasserstein         Director
Brian K. Kawakami            Chief Compliance Officer


                               BOARD CONSIDERATION

On December 6, 2006, the Board, comprised solely of the Independent Trustees, met in person to discuss the approval of LAM as a subadviser for the Fund. The Board requested, and received and considered, a variety of information about the Fund and LAM. This information included, among other things, information about the Adviser's short-term and long-term business plans with respect to the Fund; a description of the sub-advisory agreement with LAM, its terms, and the services to be provided and fee to be paid to LAM thereunder; and information regarding LAM's organization, personnel, investment strategies and key compliance procedures.

After presentations by the Adviser and LAM, the Board, at the December 6, 2006 meeting, voted unanimously to authorize the appointment of LAM as a subadviser of the Fund and to approve the proposed form of subadvisory agreement with LAM, substantially as presented. At a subsequent meeting on December 22, 2006, the Board approved the compliance policies and procedures of LAM.

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


The Board determined that the proposed subadvisory agreement was in the best interests of the Fund and its investors. In making that determination, the Board considered a variety of factors, including: (1) the nature, extent and quality of the services to be provided by LAM; (2) the capabilities and background of LAM's investment personnel, and the overall capabilities, experience, resources and strengths of LAM in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with LAM and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of LAM to implement its investment strategy for the Fund with as little as $2.0 million in assets of the Fund at the inception of the sub-advisory relationship; (5) the scalability of LAM's processes and procedures over time; and (6) the Fund's structure and the manner in which LAM's investment strategy will assist the Fund in pursuing its investment objectives.

The Board considered additional factors with respect to the Fund and its other subadvisers, which consist, in addition to LAM, of Analytic, AXA Rosenberg Investment Management LLC, Martingale Asset Management, L.P., and PanAgora Asset Management, Inc. The Board noted the forthcoming termination of Gartmore as a subadviser to the Fund. The Board further noted that, effective
December 31, 2006, without LAM as a subadviser, Analytic would be the only subadviser managing a portion of the Fund's assets. The Board concluded that it would be in the interest of the Fund to expand the range of allowable investments and sub-advisers for the Fund in pursuing its investment objective.

In considering the qualifications of LAM as a prospective subadviser to the Fund, the Board concluded that LAM is qualified to manage a portion of the Fund's assets in accordance with its investment objectives and policies, that LAM's investment strategy is appropriate for pursuing the Fund's investment objectives, and that such strategy would be complementary to the investment strategy employed by the Fund's other active sub-adviser.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with LAM. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board.

             ADDITIONAL INFORMATION ABOUT THE ADVISER AND THE TRUST

THE ADVISER

The investment adviser and manager of the Fund is the Adviser, a Delaware corporation, pursuant to an Advisory Agreement with the Trust. The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended. Its principal business address is 99 Park Avenue, New York, New York 10016. John C. van Eck, Sigrid van Eck, Jan F. van

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Eck and Derek S. van Eck own 100% of the voting stock of the Adviser. The following chart provides information about the Adviser's owners, directors and executive officers and those persons who are also officers of the Trust:

NAME                POSITION WITH THE ADVISER          POSITION WITH THE TRUST
John C. van Eck     Chairman, Owner & Director         None

Derek S. van Eck    Executive Vice President,          Executive Vice President
                    Director, Owner & Chief
                    Investment Officer

Jan F. van Eck      Executive Vice President,          Executive Vice President
                    Director and Owner

Bruce J. Smith      Senior Vice President, Treasurer   Senior Vice President and
                    and Chief Financial Officer        Chief Executive Officer

Keith J. Carlson    President                          Chief Executive Officer
                                                       and President

Thomas. K. Lynch    Chief Compliance Officer           Chief Compliance Officer

Joseph J. McBrien   Senior Vice President              Senior Vice President
                    and General Counsel                and Secretary

The Adviser is responsible for the overall management of the Trust and for retaining subadvisers to manage the assets of the Fund according to its investment objective and strategies. The advisory fee paid to the Adviser for services provided to the Fund is at an annual rate of 2.50% of average daily net assets of the Fund. This fee is computed daily and paid monthly and includes the fee paid to the Adviser for accounting and administrative services. The Adviser has contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Fund's Total Annual Operating Expenses exceed 2.50% of average daily net assets.

ADMINISTRATIVE AND ACCOUNTING SERVICES

Shares of the Fund are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York, a wholly owned subsidiary of the Adviser. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust's portfolio securities and cash. Forum Financial Group LLC, Two Portland Square, Portland, Maine 04101, serves as the Fund's transfer agent. Ernst & Young LLP, Five Times Square, New York, New York 10036, serves as the Trust's independent registered public accounting firm.

AFFILIATED BROKERAGE COMMISSIONS

For the fiscal year ended December 31, 2006, the Fund paid no commissions to brokers affiliated with the Adviser or the subadvisers.

PRINCIPAL SHAREHOLDERS

As of February 28, 2007, shareholders of record of 5% or more of the outstanding shares of the


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Fund were as follows:


NAME                                          HOLDINGS
Jefferson National Life Insurance Co.          27.920%
Lincoln Benefit Life Insurance Co.             32.126%
Nationwide                                     14.920%
New York Life                                   5.598%
Van Eck Securities Corporation                 18.348%




                                REPORTS AVAILABLE

Copies of the Fund's annual report will be furnished without charge upon request. Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports or other information about the Fund. To reduce expenses, only one copy of the Fund's annual report or information statement, as applicable, may be mailed to households, even if more than one person in a household is a contract owner. Call Van Eck at the above number if you need additional copies of the annual report or information statement or if you do not want the mailing of these documents to be combined with those for other members of your household.

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


EXHIBIT A

                        SUB-INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the 26th day of December, 2006 by and between Lazard Asset Management LLC, a limited liability company organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Sub-Advisor") and VAN ECK ASSOCIATES CORPORATION, a corporation organized under the laws of the State of Delaware and having its principal place of business in New York, New York (the "Advisor").

WHEREAS, Van Eck Worldwide Insurance Trust (the "Trust") is engaged in business as an open-end investment company and is so registered under the Investment Company Act of 1940, as it is amended fiom time to time ("1940 Act"); and

WHEREAS, the Sub-Advisor is engaged principally in the business of rendering investment management services and is registered under the Investment Advisers Act of 1940, as it is amended from time to time ("Advisors Act"); and

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, the Trust offers shares in one of such series, namely, Worldwide Absolute Return Fund (the "Fund") and invests the proceeds in securities and other assets; and

WHEREAS, the Trust has retained the Advisor to render management and advisory services; and

WHEREAS, the Advisor desires to retain the Sub-Advisor to render investment advisory and other services hereunder to the Fund in respect to the portion of the Fund's assets allocated to it (the "Allocated Assets") and the Sub-Advisor is willing to do so.

NOW, THEREFORE, WITNESSETH:

That it is hereby agreed between the parties hereto as follows:

1.      APPOINTMENT OF SUB-ADVISOR

        With respect to the Allocated Assets, the Advisor hereby appoints the Sub-Advisor to act as investment advisor to the Fund for the period and on the terms herein set forth. The Sub-Advisor accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. So long as the Sub-Advisor serves as investment advisor to the Fund pursuant to this Agreement, the Sub-Advisor shall have the obligation, with respect to the Allocated Assets, of furnishing continuously an investment program and making investment decisions for the Fund, adhering to applicable investment objectives, policies and restrictions of which the Advisor makes the Sub-Advisor aware in writing and placing all orders for the purchase and sale of portfolio securities for the Fund and such other services set forth in Section 2 hereof. The Advisor will compensate the Sub-Advisor for its services to the Fund. The Advisor or the Fund, subject to the terms of this Agreement, may terminate the services of the Sub-Advisor at any time in their sole discretion, and the Advisor shall at such time assume the responsibilities of the Sub-Advisor unless and until a successor investment advisor is selected.

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


2.      DUTIES OF SUB-ADVISOR

     With respect to the Allocated Assets only, the Sub-Advisor, at its own expense, shall furnish the following services and facilities to the Fund:

(a) Investment Program. The Sub-Advisor will (i) furnish continuously an investment program for the Fund, (ii) determine (subject to the overall supervision and review of the Board and the Advisor) what investments shall be purchased, held, sold or exchanged and what portion, if any, of the Allocated Assets shall be held uninvested, and (iii) make changes on behalf of the Fund in the investments. The Sub-Advisor will provide the services hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the then current prospectus and statement of additional information which is part of the Trust's Registration Statement filed with the Securities and Exchange Commission, as amended from time to time, copies of which shall be sent to the Sub-Advisor by the Advisor (the "Registration Statement"). The Sub-Advisor's responsibility for providing services to the Fund pursuant to this Agreement shall be limited to only the Allocated Assets. The Sub-Advisor agrees that it shall not consult with any other sub-advisor to the Fund or to any other series of the Trust, or with any sub-advisor to any other registered investment company or portfolio series thereof under common control with the Fund, concerning transactions for the Fund in securities or other assets. The Sub-Advisor also will manage, supervise and conduct such other affairs and business of the Trust and matters incidental thereto, as the Sub-Advisor and the Trust agree in writing, subject always to the control of the Board of Trustees of the Trust (the "Board") and to the provisions of the Master Trust Agreement of the Trust, the Trust's By-laws and the 1940 Act. The Sub-Advisor will manage the Allocated Assets so that the Allocated Assets will be "adequately diversified" as defined in Section 817(h) of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"); and, with respect to the services provided by the Sub-Advisor under this Agreement, it shall be responsible for compliance with all applicable laws, rules and regulations. Sub-Advisor will adopt procedures reasonably designed to ensure compliance with the Code.

(b) Office Space and Facilities. The Sub-Advisor will arrange to furnish office space, all necessary office facilities, simple business equipment, supplies, utilities, and telephone service required for managing the Allocated Assets.

(c) Personnel. The Sub-Advisor shall provide executive and clerical personnel for managing the Allocated Assets, and shall compensate officers and Trustees of the Trust or Fund if such persons are also employees of the Sub-Advisor or its affiliates, except as otherwise provided herein.

(d) Portfolio Transactions. The Sub-Advisor shall place all orders for the purchase and sale of portfolio securities related to the Allocated Assets for the account of the Fund, with brokers or dealers selected by the Sub-Advisor, although the Fund will pay the actual transaction costs, including without limitation brokerage commissions on portfolio transactions in accordance with this Paragraph 2(d). In executing portfolio transactions and selecting brokers or dealers, the Sub-Advisor will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Sub- Advisor or an affiliate of the Sub-Advisor in respect of accounts over which it exercises investment discretion. The Sub-Advisor is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised by the Sub-Advisor or its affiliates. Nothing in this Agreement shall preclude the combining of orders for the sale or purchase of securities or other investments with other accounts managed by the Sub-Advisor or its affiliates provided that the Sub-Advisor does not favor any account over any other account and provided that any purchase or sale orders executed contemporaneously shall be allocated in an equitable manner among the accounts involved in accordance with procedures adopted by the Sub-Advisor.

(e) In connection with the purchase and sale of securities ,the Sub-Advisor will arrange for the transmission to the custodian and record keeping agent for the Trust on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and record keeping agent to perform its administrative and record keeping responsibilities with respect to the Allocated Assets. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Sub-Advisor will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian and record keeping agent.

(f) The Sub-Advisor will monitor on a monthly basis the determination by the custodian and record keeping agent for the Fund of the valuation of portfolio securities and other investments of the Fund. The Sub-Advisor will assist the custodian and record keeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Fund for which the custodian and record keeping agent seeks assistance from, or identifies for review. The Sub-Advisor shall assist the Board in determining fair value of such securities or assets for which market quotations are not readily available.

(g) On reasonable request by the Trust or the Advisor, the Sub-Advisor will provide the Trust or the Advisor with all investment records and ledgers required to be maintained by the Sub-Advisor by applicable law (which shall not include the records and ledgers maintained by the custodian and record keeping agent for the Trust) as are necessary to assist the Trust and the Advisor to comply with requirements of the 1940 Act and the Advisers Act as well as other applicable laws. The Sub-Advisor will cooperate with the Advisor and the Trust in responding to any regulatory or compliance examinations and inspections relating to the Trust or the Advisor brought by any governmental or regulatory authority having appropriate jurisdiction over the Trust or the Advisor.

(h) The Sub-Advisor will provide reports to the Board for consideration at meetings of the Board on the investment program for the Fund and the issues and securities represented in the Fund's portfolio, and will furnish the Board with respect to the Fund such periodic and, at the Fund's expense, special reports as the Trustees or the Advisor may reasonably request.

3.      EXPENSES OF THE TRUST

Except as provided in sections 2(d) and (h) above, the Sub-Advisor shall assume and pay all of its own costs and expenses related to providing an investment program for the Fund with respect to the Allocated Assets. The Fund shall be responsible for all of its other expenses.

4.      SUB-ADVISORY FEE

For the services and facilities to be provided to the Fund by the Sub-Advisor as provided in Paragraph 2 hereof, the Advisor shall pay the Sub-Advisor a fee, payable monthly, at the annual rate of 1.0% of the average daily net Allocated Assets (as determined by the Trust or its thrd party administrator in accordance with procedures established, from time to time, by or under the direction of the Board) from the Advisory fee it receives from the Fund. The Trust shall not be liable for the obligation of the Advisor to make payment to the Sub-Advisor.

5.      REPRESENTATIONS, COVENANTS AND WARRANTIES

(a)     The Advisor hereby represents and warrants as follows:

        (1) That it is registered with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

        (2) That it has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

        (3) Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

(b) The Advisor hereby covenants and agrees that, so long as this Agreement shall remain in effect:

        (1) It shall maintain its registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in 111 compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

        (2) Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject; and

        (3) It shall at all times fully comply with the Advisers Act, the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law.

(c)     The Sub-Advisor hereby represents and warrants as follows:

        (1) That it is registered with the Securities and Exchange Commission as an investment adviser under the Advisers Act, and such registration is current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

        (2) That it has all the requisite authority to enter into, execute, deliver and perform its obligations under this Agreement; and

        (3) Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject.

(d) The Sub-Advisor hereby covenants and agrees that, so long as this Agreement shall remain in effect:

        (1) It shall maintain its registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all applicable provisions of the Advisers Act and the rules and regulations thereunder;

        (2) Its performance of its obligations under this Agreement does not conflict with any law, regulation or order to which it is subject;

        (3) It shall at all times fully comply with the Advisers Act, the applicable provisions of the 1940 Act, all applicable rules and regulations under such Acts and all other applicable law; and

        (4) It shall promptly notify the Advisor and the Fund upon occurrence of any event that might disqualify or prevent it fiom performing its duties under this Agreement. It further agrees to notify the Advisor and the Fund promptly with respect to written material that has been provided to the Fund or the Advisor for inclusion in the Registration Statement, prospectus and statement of additional information for the Fund or any supplement or amendment thereto, or, if written material has not been provided, with respect to the information contained in the Registration Statement, prospectus and statement of additional information or any supplement or amendment thereto, reviewed by the Sub-Advisor, in either case, of any untrue statement of a material fact or of any omission of any statement of a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading

6.      TRUST TRANSACTIONS.

        The Sub-Advisor agrees that neither it nor any of its officers, directors, employees or agents will take any long- or short-term position in the shares of the Trust; provided, however, that such prohibition shall not prevent the purchase of shares of the Trust by any of the persons above described for their account and for investment at the price (net asset value) at which such shares are available to the public at the time of purchase or as part of the initial capital of the Trust.

7.      RELATIONS WITH TRUST

        Subject to and in accordance with the Declaration of Trust and By-Laws of the Trust and the Articles of Incorporation and By-Laws of the Advisor and Sub-Advisor it is understood (i) that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Sub-Advisor (or any successor thereof) as directors, officers, or otherwise; (ii) that directors, officers, agents and shareholders of the Sub-Advisor are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and (iii) that the Sub-Advisor is or may be interested in the Trust as a shareholder or otherwise and that the effect of any such adverse interests shall be governed by said Declaration of Trust and By-laws.

8.      LIABILITY  OF ADVISOR,  SUB-ADVISOR  AND  OFFICERS  AND  TRUSTEES OF THE
        TRUST

        Neither the Advisor, Sub-Advisor nor any of their officers, directors, employees, agents or controlling persons or assigns or Trustees or officers of the Trust shall be liable for any error of judgment or law, or for any loss suffered by the Trust or its shareholders in connection with the matters to which this Agreement relates, except that no provision of this Agreement shall be deemed to protect the Advisor, Sub-Advisor or such persons against any liability, to the Trust or its shareholders to which the Advisor or Sub-Advisor might otherwise be subject by reason of any willhl misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

9.      INDEMNIFICATION

(a) Not withstanding Section 8 of the Agreement, the Advisor agrees to indemnify and hold harmless the Sub-Advisor, any affiliated person of the Sub-Advisor, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") controls ("controlling person") the Sub-Advisor (all of such persons being referred to as "Sub-Advisor Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Sub-Advisor), or litigation (including legal and other) expenses to which a Sub-Advisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, Advisers Act, under any other statute, at common law or otherwise, which (1) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or statement of additional information covering shares of the Fund or any other series, or any amendment thereof or any supplement thereto, or marketing materials relating to the Fund or any other series, or the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Advisor and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Advisor or the Trust or to any affiliated person of the Advisor by a Sub-Advisor Indemnified Person specifically for inclusion in such Registration Statement or such marketing materials; or (2) may be based upon a failure of the Advisor to comply with, or a breach of, any provision of this Agreement provided however, that in no case shall the indemnity in favor of the Sub-Advisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of any misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

(b) Notwithstanding Section 8 of this Agreement, the Sub-Advisor agrees to indemnify and hold harmless the Advisor, any affiliated person of the Advisor, and each controlling person of the Advisor (all of such persons being referred to as "Advisor Indemnified Persons") against any and all losses, claims, damages, liabilities (excluding salary charges of employees, officers or partners of the Advisor), or litigation (including legal and other) expenses to which an Advisor Indemnified Person may become subject under the 1933 Act, 1940 Act, Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Advisor's responsibilities as sub-investment adviser to the Fund which (1) may be based upon any untrue statement or alleged untrue statement of a material fact supplied in writing by the Sub-Advisor specifically for inclusion in the Registration Statement or prospectus or statement of additional information covering shares of the Fund, or any amendment thereof or any supplement thereto, or any marketing materials relating to the Fund or the omission or alleged omission or failure to state therein a material fact known or which should have been known to the Sub-Advisor and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Advisor, the Trust, or any affiliated person of the Sub-Advisor or Trust by an Advisor Indemnified Person; or (2) may be based upon a failure of the Sub-Advisor to comply with, or a breach of any provision of this Agreement provided however, that in no case shall the indemnity in favor of an Advisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of misfeasance or negligence in the discharge of its obligations and the performance of its duties under this Agreement.

(c) Neither the Advisor nor the Sub-Advisor shall be liable under this Section with respect to any claim made against an Indemnified Person unless such Indemnified Person shall have notified the indemnifylng party in writing within a reasonable time after the summons or other first legal process giving information  of the  nature  of the  claim  shall  have  been  served  upon such
Indemnified Person (or such Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the indemnifylng party of any such claim shall not relieve the indemnifying party from any liability which it may have to the Indemnified Person against whom such action is brought otherwise than on account of this Section. In case any such action is brought against the Indemnified Person, the indemnifylng party will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Indemnified Person. If the indemnifylng party assumes the defense and the selection of counsel by the indemnifying party to represent both the Indemnified Person and the indemnifylng party would result in a conflict of interests and would not, in the reasonable judgment of the Indemnified Person, adequately represent the interests of the Indemnified Person, the indemnifylng party will at its own expense, assume the defense with counsel to the indemnifying party and, also at its own expense, with separate counsel to the Indemnified Person which counsel shall be satisfactory to the indemnifying party and the Indemnified Person. The Indemnified Person will bear the fees and expenses of any additional counsel retained by it, and the indemnifylng party shall not be liable to the Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The indemnifylng party shall not have the right to compromise or settle the litigation without the prior written consent of the Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Indemnified Person.

10.     DURATION AND TERMINATION OF THIS AGREEMENT

(a) Duration. This Agreement shall become effective on the date hereof and, unless terminated as herein provided, this Agreement shall remain in full force and effect until December 26, 2008 and shall continue in full force and effect for periods of one year thereafter so long as such continuance is approved at least annually (i) by either the Trustees of the Trust or by vote of a majority of the outstanding voting shares (as defined in the 1940 Act) of the Trust, and
(ii) in either event by the vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination. This Agreement may be terminated at any time, without payment of any penalty, by vote of the Trustees of the Trust or by vote of a majority of the outstanding shares (as defined in the 1940 Act), or by the Advisor or Sub-Advisor or, on sixty (60) days written notice to the other party.

(c)     Automatic   Termination.   This  Agreement   shall   automatically   and
immediately terminate in the event of its assignment (as the term "assignment" is defined in the 1940 Act).

11.     PRIOR AGREEMENT SUPERSEDED

        This Agreement supersedes any prior agreement relating to the subject matter hereof between the parties.

12.     MISCELLANEOUS

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.     USE OF NAME

(a) It is understood that the name "Van Eck" or any derivative thereof or logo associated with that name is the valuable property of the Advisor and its affiliates, and that the Trust and Sub-Advisor have the right to use such name (or derivative or logo) only with the approval of the Advisor and only so long as the Advisor serves as investment adviser to the Fund. Upon termination of the Sub-Advisor Investment Advisory and Management Agreement between the Trust and the Advisor, the Sub-Advisor shall forthwith cease to use such name (or derivative or logo).

(b) It is understood that the name "Lazard Asset Management" or "Lazard" or any derivative thereof or logo associated with that name is the valuable property of the Sub-Advisor and its affiliates and that the Advisor, Trust and/or Fund have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Sub-Advisor and for so long as the Sub-Advisor serves as investment sub-adviser to the Fund. Upon termination of this Agreement the Trust and Advisor shall forthwith cease to use such name (or derivative or logo). During the term of this Agreement, the Advisor shall have permission to use the Sub-Advisor's name in the marketing of the Fund; PROVIDED that the Advisor first obtains the approval of the Sub-Advisor to use its name or logo in any such marketing or other materials, which approval shall not be unreasonably withheld and shall be deemed to have been given if the Sub-Advisor does not otherwise disapprove of such marketing or other materials within five business days of receipt thereof; and PROVIDED FURTHER that the Advisor shall not be required to obtain the approval of the Sub-Advisor for (i) any updates or non-material changes to such marketing or other materials that the Sub-Advisor has already approved, (ii) materials that only disclose that the Sub-Advisor serves as a sub-advisor to the Fund with respect to the Allocated Assets, and (iii) shareholder or client reporting that the Advisor or Trust may produce that describes the Sub-Advisor's performance or the Fund's performance.

14.     LIMITATION OF LIABILITY

        The term "Van Eck Worldwide Insurance Trust" means and refers to the Trustees from time to time serving under the Master Trust Agreement of the Trust dated January 7, 1986 as the same may subsequently thereto have been, or subsequently hereto be amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Trust, as provided in the Master Trust Agreement of the Trust.

15.     CONFIDENTIALITY

        Any information or recommendations supplied by either the Advisor or the Sub-Advisor, that are not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including portfolio holdings of the Trust, financial information or other information relating to a party to this Agreement, are to be regarded as confidential ("Confidential Information") and held in the strictest confidence. Except as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement, Confidential Information may be used only by the party to which said information has been communicated and such other persons as that party believes are necessary to carry out the purposes of this Agreement, the custodian, and such persons as the Advisor may designate in connection with the Allocated Assets.

16      SERVICES TO OTHER CLIENTS

        Nothing herein contained shall limit the freedom of the Sub-Advisor or any affiliated person of the Sub-Advisor to render investment advisory, supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that the Sub-Advisor may give advice and take action for its other clients that may differ fi-om advice given, or the timing or nature of action taken, for the Fund with respect to the Allocated Assets. The Sub-Advisor is not obligated to initiate transactions in any security that the Sub-Advisor, its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

In WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

VAN ECK ASSOCIATES CORPORATION


By:    /s/ Joseph J. McBrien
       -------------------------

Name:  Joseph J. McBrien

Title: Senior Vice President and
       General Counsel


LAZARD ASSET MANAGEMENT LLC

By:    /s/ Nathan A. Paul
       -------------------------

Name:  Nathan A. Paul

Title: Managing Director and General Counsel